CLEOPATRA INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA COMBINED BALANCE SHEET

Year ended December 31, 2009

	Cleopatra	Festive Lion	Pro-forma	Pro-forma
	Historical	Historical	Adjustments	Combined

Assets
Current Assets
Cash and cash equivalents	-	21,000	-	21,000
Deposits and other receivables	-	23,843	-	23,843
Total current assets	-	44,843		44,843

Property, plant and equipment, net	-	2,049,811	-	2,049,811
Long term deposits	-	110,642	-	110,642

Total Assets	-	2,205,296	-	2,205,296

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	46,685	92,067	(46,685)	92,067
Deferred service revenue	-	124,208		124,208
Accrued expenses and other payables	60,250	38,244	(60,250)	38,244
Taxes payable	-	1,058,443	-	1,058,443
Amount due to related party	-	28,134	-	28,134
Amount due to a shareholder	-	713,384	-	713,384
Total liabilities	106,935	2,054,480	(106,935)	2,054,480

Stockholders’ equity
Issued capital	3,000	50,000	7,000	60,000
Additional paid in capital	(1,500)	87,000	(8,500)	77,000
Accumulated deficit	(108,435)	-	108,435	-
Accumulated other comprehensive income	-	13,816	-	13,816
Total stockholders’ (deficit)/equity	(106,935)	150,816	106,935	150,816

Total liabilities and stockholders’ equity	-	$2,205,296	$-	$2,205,296

CLEOPATRA INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA COMBINED STATEMENTS OF INCOME

AND COMPREHENSIVE INCOME

Year ended December 31, 2009

	Cleopatra	Festive Lion	Pro-forma	Pro-forma
	Historical	Historical	Adjustments	Combined

Revenues	$-	$6,066,241	$-	$6,066,241

Cost of services and other operations	-	2,698,659	-	2,698,659

Gross profit	-	3,367,582	-	3,367,582

Expenses			-
Selling and distribution	-	195,537		195,537
General and administrative	40,960	320,862	(40,960)	320,862
Total operating expenses	40,960	516,399	(40,960)	516,399

Operating profit/(loss)	(40,960)	2,851,183	40,960	2,851,183

Other income/(expenses)
Other income	-	175,798	-	175,798
Other expenses	(3,980)	(40,686)	3,980	(40,686)
Total other income/(expenses)	(3,980)	135,112	3,980	135,112

(Loss)/income before provision for income taxes	$(44,940)	$2,986,295	$44,940	$2,986,295

Provision for income taxes	-	746,574	-	746,574

Net (loss)/income	$(44,940)	$2,239,721	$44,940	$2,239,721

Other comprehensive income
Gain on foreign currency translation	-	3,664	-	3,664

Total comprehensive (loss)/income	(44,940)	2,243,385	44,940	2,243,385

CLEOPATRA INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS

Year ended December 31, 2009

Note 1 – Basis of preparation

On June 24, 2010, the Company entered into a share exchange transaction with Festive Lion Limited (“Festive Lion”), a BVI corporation, and the owners and majority shareholders of Festive Lion (the “Shareholders”). According to the terms of this Agreement, the Company shall acquire all of the equity ownership of Festive Lion in exchange for a certain number of shares of the voting stock of the Company. Specifically, the Shareholders shall transfer all of the shares of Festive Lion held by them, constituting 100% ownership of Festive Lion, to the Company in exchange for 57,000,000 shares of the Company’s common stock.

The above stock exchange transactions resulted in the shareholders of Festive Lion obtaining a majority voting interest in the Company. Generally accepted accounting principles in the United States of America require that the Festive Lion whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes. The acquisition will constitute a reverse takeover utilizing the capital structure of Cleopatra International Group, Inc. and the assets and liabilities of Festive Lion recorded at historical cost.

Note 2 - Pro-forma financial statements

The unaudited pro-forma combined consolidated financial statements for the year ended December 31, 2009 give effect to the acquisition of Festive Lion, as if these arrangements had occurred retroactively. The unaudited pro-forma combined consolidated financial statements have been developed from the audited consolidated accounts of the Company and Festive Lion. Certain amounts from the Company’s historical carve-out financial statements have been reclassified to conform to Festive Lion’s presentation.

The unaudited pro-forma combined consolidated financial statements are provided for illustrative purposes only and are not intended to represent the actual consolidated results of operations or the consolidated financial position of the Company had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. The unaudited pro-forma combined consolidated financial statements should be read in conjunction with the separate historical financial statements of the Company and the historical consolidated financial statements of Festive Lion.

Note 3 - Pro-forma adjustment

The pro-forma adjustments included in the unaudited combined consolidated financial statements are as follows:

(a)

Net effect of increase in common stock as a result of issuing shares for the acquisition, and elimination of share capital of Festive Lion.

(b)

Reduction of paid up capital as a result of the issuance of ordinary shares, and elimination of the Company’s accumulated deficit before merger.

(c)

Elimination of the Company’s accumulated deficit before the acquisition.

 CLEOPATRA INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA COMBINED BALANCE SHEET

Six months ended June 30, 2010

	Cleopatra	Festive Lion	Pro-forma	Pro-forma
	Historical	Historical	Adjustments	Combined

Assets
Current Assets
Cash and cash equivalents	-	208,245	-	208,245
Deposits and other receivables	-	1,024,496	-	1,024,496
Amount due from a related party	-	509,912	-	509,912
Total current assets	-	1,742,653	-	1,742,653

Property, plant and equipment, net	-	1,961,354	-	1,961,354
Long term deposits	-	111,398	-	111,398

Total Assets	-	3,815,405	-	3,815,405

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	-	184,811	-	184,811
Deferred service revenue	-	299,295	-	299,295
Accrued expenses and other payables	-	292,590	-	292,590
Taxes payable	-	1,508,096	-	1,508,096
Amount due to a shareholder	-	534,160	-	534,160
Total liabilities	-	2,818,952	-	2,818,952

Stockholders’ equity
Issued capital	3,000	50,000	7,000	60,000
Additional paid in capital	128,171	87,000	(138,171)	77,000
(Accumulated deficit)/retained earnings	(131,171)	830,333	131,171	830,333
Accumulated other comprehensive income	-	29,120	-	29,120
Total stockholders’ equity	-	996,453	-	996,453

Total liabilities and stockholders’ equity	-	$3,815,405	$-	$3,815,405

CLEOPATRA INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA COMBINED STATEMENTS OF INCOME

AND COMPREHENSIVE INCOME

Six months ended June 30, 2010

	Cleopatra	Festive Lion	Pro-forma	Pro-forma
	Historical	Historical	Adjustments	Combined

Revenues	$-	$3,598,790	$-	$3,598,790

Cost of services and other operations	-	1,791,878	-	1,791,878

Gross profit	-	1,806,912	-	1,806,912

Expenses
Selling and distribution	-	514,325	-	514,325
General and administrative	21,302	176,810	(21,302)	176,810
Total operating expenses	21,302	691,135	(21,302)	691,135
			-
Operating profit/(loss)	(21,302)	1,115,777	21,302	1,115,777

Other income/(expenses)
Other income	-	55,008	-	55,008
Other expenses	(1,434)	(63,674)	1,434	(63,674)
Total other (expenses)/income	(1,434)	(8,666)	1,434	(8,666)

(Loss)/income before provision for income taxes	$(22,736)	$1,107,111	$22,736	$1,107,111

Provision for income taxes	-	276,778	-	276,778

Net (loss)/income	$(22,736)	$830,333	$22,736	$830,333

Other comprehensive income
Gain on foreign currency translation	-	15,304	-	15,304

Total comprehensive (loss)/income	(22,736)	845,637	22,736	845,637

CLEOPATRA INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS

Six months ended June 30, 2010

Note 1 – Basis of preparation

On June 24, 2010, the Company entered into a share exchange transaction with Festive Lion Limited (“Festive Lion”), a BVI corporation, and the owners and majority shareholders of Festive Lion (the “Shareholders”). According to the terms of this Agreement, the Company shall acquire all of the equity ownership of Festive Lion in exchange for a certain number of shares of the voting stock of the Company. Specifically, the Shareholders shall transfer all of the shares of Festive Lion held by them, constituting 100% ownership of Festive Lion, to the Company in exchange for 57,000,000 shares of the Company’s common stock.

The above stock exchange transactions resulted in the shareholders of Festive Lion obtaining a majority voting interest in the Company. Generally accepted accounting principles in the United States of America require that the Festive Lion whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes. The acquisition will constitute a reverse takeover utilizing the capital structure of Cleopatra International Group, Inc. and the assets and liabilities of Festive Lion recorded at historical cost.

Note 2 - Pro-forma financial statements

The unaudited pro-forma combined consolidated financial statements for the six months ended June 30, 2010 give effect to the acquisition of Festive Lion, as if these arrangements had occurred retroactively. The unaudited pro-forma combined consolidated financial statements have been developed from the audited consolidated accounts of the Company and Festive Lion. Certain amounts from the Company’s historical carve-out financial statements have been reclassified to conform to Festive Lion’s presentation.

The unaudited pro-forma combined consolidated financial statements are provided for illustrative purposes only and are not intended to represent the actual consolidated results of operations or the consolidated financial position of the Company had the acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. The unaudited pro-forma combined consolidated financial statements should be read in conjunction with the separate historical financial statements of the Company and the historical consolidated financial statements of Festive Lion.

Note 3 - Pro-forma adjustment

The pro-forma adjustments included in the unaudited combined consolidated financial statements are as follows:

(a)

Net effect of increase in common stock as a result of issuing shares for the acquisition, and elimination of share capital of  Festive Lion.

(b)

Reduction of paid up capital as a result of the issuance of ordinary shares, and elimination of the Company’s accumulated deficit before merger.

(c)

Elimination of the Company’s accumulated deficit before the acquisition.